SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.
FLOATING RATE INCOME STRATEGIES FUND II, INC.
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIVEST FUND, INC.
MUNIVEST FUND II, INC.
MUNIHOLDINGS FLORIDA INSURED FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.
FLOATING RATE INCOME STRATEGIES FUND II, INC.
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIVEST FUND, INC.
MUNIVEST FUND II, INC.
MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2006 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON JANUARY 26, 2006

TO THE STOCKHOLDERS OF
DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.
FLOATING RATE INCOME STRATEGIES FUND II, INC.
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIVEST FUND, INC.
MUNIVEST FUND II, INC.
MUNIHOLDINGS FLORIDA INSURED FUND:

        NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (each, a “Meeting” and collectively, the “Meetings”) of each of the funds listed above (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, January 26, 2006 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	For all Funds: To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year and until their successors have been duly elected and qualified or until their earlier resignation or removal; and

(2)	For MuniVest Fund, Inc. and MuniVest Fund II, Inc.: To consider and act upon a proposal to amend a fundamental investment restriction of the Fund with respect to investments in other investment companies; and

(3)	For all Funds: To transact such other business as may properly come before the Meeting or any adjournment thereof.

        Each Fund’s Board of Directors/Trustees has fixed the close of business on November 30, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-800-645-4519.

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of Diversified Income Strategies
Portfolio, Inc., Floating Rate Income Strategies
Fund II, Inc., MuniHoldings Fund II, Inc.,
MuniHoldings New Jersey Insured Fund, Inc.,
MuniHoldings New York Insured Fund, Inc.,
MuniVest Fund, Inc.,
MuniVest Fund II, Inc. and
MuniHoldings Florida Insured Fund

Plainsboro, New Jersey
Dated: December 21, 2005

COMBINED PROXY STATEMENT

DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.
FLOATING RATE INCOME STRATEGIES FUND II, INC.
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIVEST FUND, INC.
MUNIVEST FUND II, INC.
MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

2006 ANNUAL MEETINGS OF STOCKHOLDERS

JANUARY 26, 2006

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of each of Diversified Income Strategies Portfolio, Inc. (“Diversified Income”), Floating Rate Income Strategies Fund II, Inc. (“FRIS II”), MuniHoldings Fund II, Inc. (“MuniHoldings II”), MuniHoldings New Jersey Insured Fund, Inc. (“MuniHoldings NJ Ins”), MuniHoldings New York Insured Fund, Inc. (“MuniHoldings NY Ins”), MuniVest Fund, Inc. (“MuniVest I”), MuniVest Fund II, Inc. (“MuniVest II”) and the Board of Trustees of MuniHoldings Florida Insured Fund (“MuniHoldings FL Ins”) (each, a “Fund” and, collectively, the “Funds”) to be voted at the 2006 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, January 26, 2006 at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is December 23, 2005.

        Each Fund is organized as a Maryland corporation, except for MuniHoldings FL Ins, which is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest of a Fund are referred to as “Shares” or “Shares of Common Stock,” shares of auction market preferred stock and auction market preferred shares are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “Stockholders,” the Board of Directors or Board of Trustees of each Fund is referred to as the “Board” or “Board of Directors,” and the Directors or Trustees of each Fund are referred to as “Directors.”

        All properly executed proxies received prior to a Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

1.	“For” the election of the Director nominees of each Fund; and

2.	“For” approval of the proposed amendment to the fundamental investment restriction for MuniVest I and MuniVest II.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors of each Fund has fixed the close of business on November 30, 2005 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS, if applicable, indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares or five percent or more of that Fund’s outstanding AMPS of such Fund, if applicable. This Combined Proxy Statement is being provided to the holders of Shares and AMPS, if applicable, of each Fund.

        The Board of Directors of each Fund knows of no business other than that mentioned in Items 1 and 2, as applicable, of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The Class of Stockholders solicited and entitled to vote on the proposal are outlined in the following chart.

Fund	Item 1	Item 2
Diversified Income	Yes	No
FRIS II	Yes	No
MuniHoldings II	Yes*	No
MuniHoldings NJ Ins	Yes*	No
MuniHoldings NY Ins	Yes*	No
MuniVest I	Yes**	Yes
MuniVest II	Yes*	Yes
MuniHoldings FL Ins	Yes*	No

*	Only holders of AMPS are entitled to vote on the election of the two AMPS Directors. The holders of Shares and AMPS are entitled to vote on the election of the remaining Directors. See “Item 1. Election of Directors” and “Additional Information — Vote Requirement.”
**	Only holders of AMPS are entitled to vote on the election of the two AMPS Directors; and only holders of Shares of Common Stock are entitled to vote on the election of the five other Directors. See “Item 1. Election of Directors” and “Additional Information — Vote Requirement.”

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ITEM 1. ELECTION OF DIRECTORS

        At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders of that Fund and until their successors are elected and qualified or until their earlier resignation or removal. The nominees are Robert C. Doll, Jr., Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg (collectively, the “Director Nominees”).

For Diversified Income and FRIS II

        It is intended that all properly executed proxies submitted by the holders of Shares of Common Stock, voting together as a single class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the seven (7) Director Nominees listed in the chart below under “Other Director Nominees.”

For MuniHoldings II, MuniHoldings NJ Ins, MuniHoldings NY Ins, MuniVest II and MuniHoldings FL Ins

        It is intended that all properly executed proxies submitted by the holders of AMPS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Director Nominees listed in the chart below under “AMPS Director Nominees,” and all properly executed proxies submitted by the holders of Shares of Common Stock and AMPS, voting together as a single class, will be voted “FOR” the Director Nominees listed in the chart below under “Other Director Nominees.”

For MuniVest I

        It is intended that all properly executed proxies submitted by the holders of AMPS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Director Nominees listed in the chart below under “AMPS Director Nominees,” and all properly executed proxies submitted by the holders of Shares of Common Stock, voting separately as a class, will be voted “FOR” the Director Nominees listed in the chart below under “Other Director Nominees.”

Fund	AMPS Director Nominees	Other Director Nominees
Diversified Income	N/A	Doll, Forbes, Montgomery, Reid, Suddarth, West, Zinbarg
FRIS II	N/A	Doll, Forbes, Montgomery, Reid, Suddarth, West, Zinbarg
MuniHoldings II	Forbes, West	Doll, Montgomery, Reid, Suddarth, Zinbarg
MuniHoldings NJ Ins	Forbes, West	Doll, Montgomery, Reid, Suddarth, Zinbarg
MuniHoldings NY Ins	Forbes, West	Doll, Montgomery, Reid, Suddarth, Zinbarg
MuniVest I	Forbes, West	Doll, Montgomery, Reid, Suddarth, Zinbarg
MuniVest II	Forbes, West	Doll, Montgomery, Reid, Suddarth, Zinbarg
MuniHoldings FL Ins	Forbes, West	Doll, Montgomery, Reid, Suddarth, Zinbarg

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        The Board of Directors of each Fund knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards of Directors of such Fund may recommend.

        Certain information concerning the nominees is set forth below. Additional information concerning the nominees is set forth in Exhibit B to this Combined Proxy Statement.

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Biographical Information

        Certain biographical and other information relating to the Director Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds** and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.†† (51)	President and Director*	President since 2005 and Director since 2004.

President of the FAM/MLIM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				131 registered investment companies consisting of 177 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
*	As a Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.
**	The complex of funds advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“FAM/MLIM-advised funds”).

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        Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act, of any Fund (“non-interested Directors”) is set forth below. Each of the non-interested Director Nominees is a member of the Audit Committee of each of the Funds.

Name, Address† and Age	Position Held with each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (65)*	Director	Director of each Fund since the year listed in Exhibit B.

Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

				49 registered investment companies consisting of 50 portfolios	None

Cynthia A. Montgomery (53)**	Director	Director of each Fund since the year listed in Exhibit B.

Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School of Publishing since 2005.

				49 registered investment companies consisting of 50 portfolios	Newell Rubbermaid Inc. (manufacturing)

Jean Margo Reid (60)	Director	Director of each Fund since 2004.

Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.

				49 registered investment companies consisting of 50 portfolios	None

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Name, Address† and Age	Position Held with each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Roscoe S. Suddarth (70)	Director	Director of each Fund since the year listed in Exhibit B.

President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995 and Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

				49 registered investment companies consisting of 50 portfolios	None

Richard R. West (67)	Director	Director of each Fund since the year listed in Exhibit B.	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	49 registered investment companies consisting of 50 portfolios	Bowne & Co., Inc. (financial printer); Vornado Realty Trust, Inc. (real estate holding company); Alexander’s, Inc. (real estate company)

Edward D. Zinbarg (71)	Director	Director of each Fund since the year listed in Exhibit B.

Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

				49 registered investment companies consisting of 50 portfolios	None

†	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
††	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.
*	Chairman of each Fund’s Board and Audit Committee.
**	Chairman of each Fund’s Nominating Committee.

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Committee and Board Meetings

        Each Fund maintains two standing Board committees, the Audit Committee and the Nominating Committee. Currently, all of the non-interested Directors are members of each Fund’s Audit Committee. Each Fund’s Nominating Committee currently consists of Mr. Zinbarg and Ms. Montgomery.

        During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he or she served. For information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto.

        Each Fund has adopted a written Charter for the Audit Committee, a copy of which is attached to this Combined Proxy Statement as Exhibit D. Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent registered public accounting firm for Diversified Income, FRIS II, MuniHoldings FL Ins, MuniHoldings NY Ins, MuniVest I and MuniVest II, and from Ernst & Young LLP (“E&Y”), independent registered public accounting firm for MuniHoldings II and MuniHoldings NJ Ins. Each Audit Committee has discussed with D&T or E&Y, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of those accountants.

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        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any of the Funds. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the Funds’2005 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

Nominating Committees

        The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Board of each Fund has adopted a written Charter for the Nominating Committee a copy of which is attached to this Combined Proxy Statement as Exhibit E.

        In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person”as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the NYSE; (v) whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Fund Director; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy.

Stockholder Communications

        Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Such communications must be signed by the Stockholder and identify the class and number of shares held by the Stockholder. Properly submitted Stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any Stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

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Director Attendance at Stockholder Meetings

        The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Directors attended the Fund’s 2004 Annual Meeting of Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of each Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and either the NYSE (in the case of Diversified Income, FRIS II, MuniHoldings II, MuniHoldings NJ Ins, MuniHoldings NY Ins, MuniVest II and MuniHoldings FL Ins) or the AMEX (in the case of MuniVest I). Officers, Directors and greater than ten percent Stockholders are required by SEC regulations to furnish the applicable Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

        Each Fund considers Mr. Doll to be “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on positions Mr. Doll holds with FAM, MLIM, Princeton Services and Princeton Administrators. Effective January 1, 2005, Mr. Doll was appointed as the President of each Fund.

Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML&Co. or its subsidiaries. Each Fund, except Diversified Income and FRIS II, pays each non-interested Director a combined fee of $3,800 per year plus a fee of $150 for each in person Board meeting attended and $150 for each in person Audit Committee meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. Diversified Income and FRIS II pay each non-interested Director a combined fee of $4,400 per year plus a fee of $325 for each in person Board meeting attended and $325 for each in person Audit Committee meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. The Chairman of each Fund’s Audit Committee receives an additional annual fee of $1,389.

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        Information relating to (i) the aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit B to this Combined Proxy Statement and (ii) the compensation received by each non-interested Director from each Fund and from all FAM/MLIM-advised funds is also set forth in Exhibit B to this Combined Proxy Statement.

Officers of Each Fund

        Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership

        Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Director Nominee: (i) the number of Shares of Common Stock and AMPS of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all FAM/MLIM-advised funds for which the Director Nominee currently serves as a Director.

        As of the Record Date, no non-interested Director Nominee or his or her immediate family members, owned beneficially or of record any securities of ML &Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, Director of each Fund, and the officers of each Fund, owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

        The Board of Directors of each Fund recommends that the Stockholders vote “FOR”each of the Director Nominees.

ITEM 2. APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT RESTRICTION

        The Boards of each of MuniVest I and MuniVest II have approved, and recommend that the Stockholders of each of MuniVest I and MuniVest II approve, the amendment to the Fund’s fundamental investment restriction prohibiting investment in other investment companies, except under certain circumstances. The investment restriction is a fundamental policy of each Fund and may not be changed without Stockholder approval.

        The investment restriction as proposed to be amended is set forth below. The language to be added appears in bold face type.

        The Fund may not:

        Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of money market funds advised by the Investment Adviser or its affiliates (as defined in the Investment Company Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

11

        Each of MuniVest I and MuniVest II has adopted a fundamental investment restriction that provides that it may not invest in other investment companies except under certain specified circumstances. You are being asked to approve changes to that fundamental investment restriction that would allow these Funds to invest in other investment companies by purchasing shares of money market funds advised by the Funds’ investment adviser and its affiliates as permitted by an exemptive order issued to these Funds by the SEC (the “SEC Order”). This change will make it possible for these Funds, in the future, to invest cash balances, including any cash collateral received in securities lending activities and cash that is otherwise not invested in portfolio securities, in affiliated money market funds pursuant to conditions imposed by the SEC Order. Uninvested cash might arise from a variety of sources including dividend or interest payments, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments or liquidation of portfolio securities. Any such investment will be on the same terms and on the same basis as other stockholders in such money market funds, except that shares of money market funds sold to and redeemed by each Fund will not be subject to a sales load, redemption fee, distribution fee under a Rule 12b-1 plan or a service fee, and if the shares are subject to any such fee, the investment adviser will waive its advisory fee in an amount necessary to offset the amount of any such fees incurred. The SEC Order permits these Funds to invest up to 25% of its total assets in an affiliated money market fund. If the proposed amendment is adopted, these Funds will interpret the amended restriction in light of the existing SEC Order or as it may be amended in the future.

        The Boards of each of MuniVest I and MuniVest II believe that investment in affiliated money market funds would provide each Fund with an efficient and cost-effective means of investing uninvested cash balances and cash collateral.

        See “Additional Information—Vote Requirement” for the required vote necessary for the approval of the change to the fundamental investment restriction.

        The Board of Directors of each of MuniVest I and MuniVest II recommends that Stockholders vote FOR the proposal to amend each Fund’s fundamental investment restriction regarding investing in other investment companies.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares and AMPS of the Funds.

        Each Fund has retained Computershare Fund Services, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus aggregate out-of-pocket expenses of approximately $55,534.

12

Quorum

        For each of Diversified Income, FRIS II, MuniHoldings II, MuniHoldings NJ Ins and MuniHoldings NY Ins, one-third of the Fund’s Shares and AMPS, where relevant, entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. For MuniHoldings FL Ins, MuniVest I and MuniVest II, a majority of the Fund’s Shares and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. The quorum requirements must be met separately by each Fund’s Shares and AMPS, each voting separately as a class.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of Stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the Stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from Stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares and AMPS, where relevant, of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s Stockholders.

Voting Requirement

        With respect to all Funds except Diversified Income and FRIS II, which have not issued AMPS, and MuniVest I, holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein as AMPS Directors and holders of Shares and AMPS, voting together as a single class, are entitled to elect the remaining Directors. With respect to Diversified Income and FRIS II, holders of Shares of Common Stock are entitled to elect all of the Directors. With respect to MuniVest I, holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein as AMPS Directors and holders of Shares of Common Stock, voting separately as a class, are entitled to elect the remaining Directors.

        Assuming a quorum is present, approval of Item 1 Election of Directors will require the affirmative vote of Stockholders holding at least the percentage of shares indicated below. As used in the chart, “plurality of the votes cast” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. The vote required for approval of Item 2 (applicable only to MuniVest I and MuniVest II) is the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares (“Investment Company Act Majority”). The Investment Company Act Majority applies separately to Shares of Common Stock and AMPS.

Fund	Election of AMPS Directors	Election of Other Directors

Diversified Income	N/A	Affirmative vote of a majority of the votes cast by the holders of Shares

13

Fund	Election of AMPS Directors	Election of Other Directors

FRIS II	N/A	Affirmative vote of a majority of the votes cast by the holders of Shares

MuniHoldings II	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings NJ Ins	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings NY Ins	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniVest I	Affirmative vote of a majority of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a majority of the votes cast by the holders of Shares, voting as a separate class

MuniVest II	Affirmative vote of a majority of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a majority of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings FL Ins	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class	Affirmative vote of the holders of a majority of the Shares and AMPS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class

        For all Funds, all Shares and AMPS, where relevant, represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the Shares and AMPS will be voted:

1.	“FOR” the Director Nominees and;

2.	“FOR” the approval of an amendment to a fundamental investment restriction with respect to properly executed proxies submitted by Stockholders of MuniVest I and MuniVest II.

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before each Meeting. The

14

Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of Stockholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to the holders of Shares of Common Stock of MuniVest I and MuniVest II, broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to the amendment to the fundamental investment restriction (Item 2). Shares of AMPS of either MuniVest I or MuniVest II held in “street name,” however, may be voted by broker-dealer firms without instructions under certain conditions with respect to the approval of non-routine matters such as Item 2 and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund’s AMPS outstanding have voted on Item 2, (ii) with respect to each Fund, less than 10% of that Fund’s AMPS outstanding have voted against Item 2 and (iii) with respect to each Fund, holders of that Fund’s Shares of Common Stock have voted to approve Item 2. In such instances, the broker-dealer firm will vote such uninstructed AMPS on Item 2 in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on Item 2. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, (a) with respect to the election of Directors (Item 1) it will do so with respect to Shares and AMPS in the same proportion as the votes received from beneficial owners of those Shares and AMPS, if applicable, for which instructions have been received, whether or not held in nominee name and (b) with respect to the amendment to the fundamental investment restriction (Item 2), it will do so with respect to the AMPS only, in the same proportion as the votes received from beneficial owners of AMPS for which instructions have been received, whether or not held in nominee name. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund, except MuniHoldings FL Ins; in the case of MuniHoldings FL Ins abstentions and broker non-votes will have the same effect as a vote “against”Item 1. For MuniVest I and MuniVest II, abstentions and broker non-votes will have the same effect as a vote against Item 2.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the Shares of Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Registered Public Accounting Firm Fees

        D&T has been selected as the independent registered public accounting firm for Diversified Income, FRIS II, MuniHoldings FL Ins, MuniHoldings NY Ins, MuniVest I and MuniVest II. E&Y has been selected as the independent registered public accounting firm for MuniHoldings II and MuniHoldings NJ Ins. D&T and

15

E&Y, in accordance with Independence Standards Board Standard No. 1, have confirmed to each applicable Fund’s Audit Committee that they are the independent registered public accounting firm with respect to that Fund.

        The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to the Combined Proxy Statement.

Fees for audit and non-audit services provided directly to the Fund:

Fund	Independent Registered Public Accounting Firm	Audit Fees ($)		Audit-Related Fees ($)*		Tax Fees ($)**		All Other Fees ($)
		2005	2004	2005	2004	2005	2004	2005	2004
Diversified Income****	D&T	42,000	—	9,600	—	5,700	—	—	—
FRIS II***	D&T	42,000	—	9,600	—	5,700	—	—	—
MuniHoldings II	E&Y	32,000	31,500	3,500	3,000	5,700	5,200	—	—
MuniHoldings FL Ins	D&T	32,000	30,000	3,500	3,000	5,700	5,610	—	—
MuniHoldings NJ Ins	E&Y	32,000	31,500	3,500	3,000	5,700	5,200	—	—
MuniHoldings NY Ins	D&T	30,000	27,000	3,500	3,000	5,700	5,610	—	—
MuniVest I	D&T	30,000	28,000	16,400	3,000	5,700	5,610	—	—
MuniVest II	D&T	27,500	26,000	13,700	3,000	5,700	5,610	—	—

*	Primarily related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.
***	Commenced operations on July 30, 2004.
****	Commenced operations on January 31, 2005.

16

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

Fund	Independent Registered Public Accounting Firm	Audit-Related Fees ($)				Tax Fees ($)		All Other Fees ($)
		2005		2004		2005	2004	2005	2004
Diversified Income**	D&T	1,227,000	***	—		—	—	—	—
FRIS II*	D&T	945,000	***	—		—	—	—	—
MuniHoldings II	E&Y	—		—		—	—	—	—
MuniHoldings FL Ins	D&T	1,227,000	***	945,000	***	—	—	—	—
MuniHoldings NJ Ins	E&Y	—		—		—	—	—	—
MuniHoldings NY Ins	D&T	1,227,000	***	945,000	***	—	—	—	—
MuniVest I	D&T	1,227,000	***	945,000	***	—	—	—	—
MuniVest II	D&T	1,227,000	***	945,000	***	—	—	—	—

*	Commenced operations on July 30, 2004.
**	Commenced operations on January 31, 2005.
***	Primarily related to examinations of internal controls and investment management performance returns at Affiliated Service Providers.

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

Fund	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)
		2005		2004
Diversified Income**	D&T	7,377,027	†	—
FRIS II*	D&T	11,046,527	†	—
MuniHoldings II	E&Y	18,890,262	††	7,183,600	††
MuniHoldings FL Ins	D&T	7,377,027	†	14,913,836	†
MuniHoldings NJ Ins	E&Y	18,890,262	††	7,183,600	††
MuniHoldings NY Ins	D&T	7,377,027	†	14,913,836	†
MuniVest I	D&T	7,377,027	†	14,913,836	†
MuniVest II	D&T	6,277,749	†	13,270,096	†

*	Commenced operations on July 30, 2004.
**	Commenced operations on January 31, 2005.
†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.
††	Primarily associated with corporate tax consulting, cash flow analyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS, where relevant, and tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the accountants’ independence.

17

Audit Committee’s Pre-Approval Policies and Procedures

        The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for all of the Funds the Audit Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to the Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other

        Representatives of E&Y and D&T, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from Stockholders.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any Stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, Secretary, or to 1-800-543-6217.

18

Stockholder Proposals

        If a stockholder of any Fund except FRIS II intends to present a proposal at the 2007 Annual Meeting of Stockholders of such Fund, each of which, is anticipated to be held in January 2007, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the appropriate Fund by August 23, 2006. The persons named as proxies in the proxy materials for the Funds’ 2007 Annual Meetings of Stockholders may exercise discretionary authority with respect to any Stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by November 6, 2006. The By-laws of Diversified Income additionally require that advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. With respect to the next Annual Meeting, notice of any such business must be in writing and received at the principal executive office of Diversified Income between October 28, 2006 and November 27, 2006.

        FRIS II expects to hold its next Annual Meeting of Stockholders in August 2006. Proposals of stockholders intended to be presented at that meeting must be received by FRIS II by March 20, 2006. The By-laws of FRIS II additionally require that advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. With respect to the next Annual Meeting, notice of any such business must be in writing and received at FRIS II’s principal executive office on or before the first to occur of, 60 calendar days prior to the date of the next Annual Meeting or 15 calendar days after notice of that meeting was made public or mailed.

        Written proposals and notices should be sent to Alice A. Pellegrino, the Secretary of each of the Funds (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of Diversified Income Strategies
Portfolio, Inc., Floating Rate Income Strategies
Fund II, Inc., MuniHoldings Fund II, Inc.,
MuniHoldings New Jersey Insured Fund, Inc.,
MuniHoldings New York Insured Fund, Inc.,
MuniVest Fund, Inc., MuniVest Fund II, Inc. and
MuniHoldings Florida Insured Fund

Dated: December 21, 2005

19

        Defined terms used in the following Exhibits and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term	Fiscal Year End	State of Organization	Meeting Time
Diversified Income
Strategies Portfolio, Inc.	Diversified Income	August 31	MD	9:15 a.m.
Floating Rate Income
Strategies Fund II, Inc.	FRIS II	February 28	MD	9:30 a.m.
MuniHoldings Fund II, Inc.	MuniHoldings II	July 31	MD	9:45 a.m.
MuniHoldings New Jersey
Insured Fund, Inc.	MuniHoldings NJ Ins	July 31	MD	10:00 a.m.
MuniHoldings New York
Insured Fund, Inc.	MuniHoldings NY Ins	August 31	MD	10:15 a.m.
MuniVest Fund, Inc.	MuniVest I	August 31	MD	10:30 a.m.
MuniVest Fund II, Inc.	MuniVest II	October 31	MD	10:45 a.m.
MuniHoldings Florida
Insured Fund	MuniHoldings FL Ins	August 31	MA	11:00 a.m.

	Shares Outstanding as of the Record Date
Fund	Shares	AMPS
Diversified Income	11,955,236	N/A
FRIS II	10,496,930	N/A
MuniHoldings II	11,163,827	3,480
MuniHoldings NJ Ins	21,098,728	8,120
MuniHoldings NY Ins	30,784,615	12,520
MuniVest I	61,417,932	13,360
MuniVest II	20,083,250	7,000
MuniHoldings FL Ins	37,667,658	14,530

A-1

Board, Audit and Nominating Committee Meetings

        Set forth in the table below is information regarding Board, Audit, and Nominating Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year/period (each Fund’s fiscal year end is set forth in chart on prior page).

	Board			Audit Committee			Nominating Committee
Fund	No. of Meetings Held*	Annual Fee($)	Per Meeting Fee($)**	No. of Meetings Held*	Annual Fee($)***	Per Meeting Fee($)**	No. of Meetings Held	Annual Fee($)	Per Meeting Fee($)	Aggregate Fees and Expenses($)
Diversified Income	4	2,200	325	4	2,200	325				28,672
FRIS II	4	2,200	325	4	2,200	325		None	None	30,725
MuniHoldings II	4	1,900	150	4	1,900	150		None	None	33,433
MuniHoldings NJ Ins	4	1,900	150	4	1,900	150		None	None	33,433
MuniHoldings NY Ins	4	1,900	150	4	1,900	150		None	None	33,643
MuniVest I	4	1,900	150	4	1,900	150		None	None	33.530
MuniVest II	4	1,900	150	4	1,900	150		None	None	33,024
MuniHoldings FL Ins	4	1,900	150	4	1,900	150		None	None	33,540

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional $1,389 fee paid to the Chairman of the Audit Committee.

A-2

Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	Diversified Income	FRIS II	MuniHoldings II	MuniHoldings NY Ins	MuniHoldings NJ Ins	MuniVest I	MuniVest II	MuniHoldings FL Ins
Doll	2004	2004	2004	2004	2004	2004	2004	2004
Forbes	2004	2004	1998	1997	1998	1988	1993	1997
Montgomery	2004	2004	1998	1997	1998	1993	1993	1997
Reid	2004	2004	2004	2004	2004	2004	2004	2004
Suddarth	2004	2004	2000	2000	2000	2000	2000	2000
West	2004	2004	1998	1997	1998	1988	1993	1997
Zinbarg	2004	2004	2000	2000	2000	2000	2000	2000

B-1

Ownership of Shares and AMPS by Director Nominees as of the Record Date

Name		No. of Shares	No. of AMPS	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all FAM/MLIM- Advised Funds overseen by each Director Nominee in the Merrill Lynch Family of Funds
Interested Director:
Robert C. Doll, Jr.	Diversified Income	None	N/A	None	over $100,000
	FRIS II	None	N/A	None
	MuniHoldings II	None	None	None
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Non-Interested Directors:
Ronald W. Forbes	Diversified Income	623	N/A	None	over $100,000
	FRIS II	617	N/A	None
	MuniHoldings II	1,633	None	$10,001-$50,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	1,412	None	$10,001-$50,000
	MuniVest I	1,415	None	$10,001-$50,000
	MuniVest II	811	None	$10,001-$50,000
	MuniHoldings FL Ins	None	None	None

Cynthia A. Montgomery	Diversified Income	None	N/A	None	over $100,000
	FRIS II	None	N/A	None
	MuniHoldings II	None	None	None
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Jean Margo Reid	Diversified Income	None	N/A	None	over $100,000
	FRIS II	None	N/A	None
	MuniHoldings II	None	None	None
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Roscoe S. Suddarth	Diversified Income	None	N/A	None	over $100,000
	FRIS II	None	N/A	None
	MuniHoldings II	None	None	None
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Richard R. West	Diversified Income	None	N/A	None	over $100,000
	FRIS II	None	N/A	None
	MuniHoldings II	None	None	None
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

B-2

Name		No. of Shares	No. of AMPS	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all FAM/MLIM- Advised Funds overseen by each Director Nominee in the Merrill Lynch Family of Funds
Edward D. Zinbarg	Diversified Income	None	N/A	None	over $100,000
	FRIS II	None	N/A	None
	MuniHoldings II	None	None	None
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Compensation of Non-Interested Directors

        Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in chart in Exhibit A).

	Compensation from Fund ($)*
	Forbes**	Montgomery	Reid†	Ryan††	Suddarth	West	Zinbarg
Diversified Income	$5,588	$4,517	$4,517	$ 0	$4,517	$4,517	$4,517
FRIS II	$5,374	$4,517	$3,500	$3,133	$4,517	$4,517	$4,517
MuniHoldings II	$6,214	$5,000	$4,383	$2,183	$5,000	$5,000	$5,000
MuniHoldings NJ Ins	$6,214	$5,000	$4,383	$2,183	$5,000	$5,000	$5,000
MuniHoldings NY Ins	$6,214	$5,000	$4,383	$2,183	$5,000	$5,000	$5,000
MuniVest I	$6,214	$5,000	$4,383	$2,183	$5,000	$5,000	$5,000
MuniVest II	$6,214	$5,000	$4,383	$2,183	$5,000	$5,000	$5,000
MuniHoldings FL Ins	$6,214	$5,000	$4,383	$2,183	$5,000	$5,000	$5,000

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Chairman of each Fund’s Audit Committee.
†	Ms. Reid was elected a Director of each Fund on August 19, 2004.
††	Mr. Ryan retired as a Director/Trustee effective January 1, 2005.

        Set forth in the table below is information regarding the aggregate compensation paid by FAM/MLIM-advised funds to non-interested Directors for the year ended December 31, 2004.

Non-Interested Director	Aggregate Compensation Paid by FAM/MLIM- Advised Funds
Ronald W. Forbes*	$284,833
Cynthia A. Montgomery	$248,833
Jean Margo Reid	$142,733
Kevin A. Ryan**	$181,317
Roscoe S. Suddarth	$248,833
Richard R. West	$248,833
Edward D. Zinbarg	$248,833

*	Chairman of each Fund’s Audit Committee.
**	Mr. Ryan retired as a Director/Trustee effective January 1, 2005.

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Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Position(s) Held with Applicable Fund, Term of Office ** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships
Robert C. Doll, Jr.† (51)	President of each Fund since 2005 and Director thereof since 2004	President of FAM/MLIM-advised funds since 2005; President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; President of Princeton Administrators since 2001; Director of Princeton Services since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	131 registered investment companies consisting of 177 portfolios	None

Donald C. Burke (45)	Treasurer of Diversified Income and FRIS II since 2004 and each of the other Funds since 1999 and Vice President of each Fund as follows: Diversified Income and FRIS II since 2004 MuniHoldings II since 1998; MuniHoldings NJ Ins since 1998; MuniHoldings NY Ins since 1997; MuniVest I since 1993; MuniVest II since 1993; MuniHoldings FL Ins since 1997	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	139 registered investment companies consisting of 185 portfolios	None

Kevin Booth (51)	Vice President and Portfolio Manager of Diversified Income since 2001	Director of MLIM since 1998; Vice President of MLIM from 1991 to 1998.	3 registered investment companies consisting of 3 portfolios	None

Kenneth A. Jacob (54)	Senior Vice President of Diversified Income and FRIS II since 2004 and each of the other Funds since 2002	Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	39 registered investment companies consisting of 53 portfolios	None

John M. Loffredo (42)	Senior Vice President of Diversified Income and FRIS II since 2004 and each of the other Funds since 2002	Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	40 registered investment companies consisting of 54 portfolios	None

Robert A. DiMella, CFA (39)	Vice President of MuniHoldings II since 1998	Managing Director of MLIM since 2004; Director (Municipal Tax-Exempt Fund Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2002.	6 registered investment companies consisting of 6 portfolios	None

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Name, Address* and Age	Position(s) Held with applicable Fund, Term of Office ** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships
Theodore R. Jaeckel (46)	Vice President and Portfolio Manager of MuniHoldings NJ Ins since 2002	Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.	8 registered investment companies consisting of 8 portfolios	None

Robert D. Sneeden (53)	Vice President and Portfolio Manager of MuniHoldings FL Ins since 1997	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998.	5 registered investment companies consisting of 5 portfolios	None

Fred K. Steube (55)	Vice President of MuniVest I since 1989 and Vice President of MuniVest II since 1993	Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice President of MLIM from 1994 to 2000.	4 registered investment companies consisting of 4 portfolios	None

Timothy Browse (46)	Vice President and Portfolio Manager of MuniHoldings NY Ins since 2004	Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 2004; Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003; Vice President and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.	4 registered investment companies consisting of 4 portfolios	None

Jeffrey Hiller (54)	Chief Compliance Officer of each Fund since 2004	Chief Compliance Officer of the FAM/MLIM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	140 registered investment companies consisting of 186 portfolios	None

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Name, Address* and Age	Position(s) Held with applicable Fund, Term of Office ** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships
Alice A. Pellegrino (45)	Secretary of each Fund since 2004	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	132 registered investment companies consisting of 178 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

C-3

Exhibit D

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR EXCHANGE LISTED FUNDS

        Although the Audit Committee of an investment company also serves as a Nominating Committee, the following charter pertains only to each Audit and Nominating Committee’s duties as an Audit Committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto has adopted the following Audit Committee Charter.

I. Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof);

(c)	each of whom shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

(d)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

        The Board of Directors/Trustees shall determine annually (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II. Purposes of the Audit Committee

        The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, shall be responsible for:

(a)	overseeing the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

(b)	overseeing the integrity of the Fund’s financial statements and the independent audit thereof;

D-1

(c)	overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; and

(d)	the appointment, compensation, retention, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

        The Audit Committee shall report regularly to the Board of Directors/Trustees with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors/Trustees relating thereto as the Audit Committee deems necessary or appropriate. The Fund’s independent accountants shall report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee

        The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

        To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request copies of: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)	to approve, prior to appointment, the engagement of the Fund’s independent accountants to provide other audit services to the Fund or non-audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether: (i) the provision of each non-audit service to the Fund by the Fund’s independent accountants is compatible with maintaining the independence of such independent accountants and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

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(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(g)	to receive and consider specific representations from the Fund’s independent accountants with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the Securities Exchange Act of 1934 (the “1934 Act”);

(h)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(i)	to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants;

(j)	to review and approve the fees proposed to be charged to the Fund by the Fund’s independent accountants for each audit and non-audit service;

(k)	to discuss with the Fund’s independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(l)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the Securities and Exchange Commission to be included in any proxy statement used by the Fund;

(m)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(n)	to establish and administer policies and procedures relating to: (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(o)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

D-3

(p)	to consider information and comments from the Fund’s independent accountants with respect to, and meet with such independent accountants to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent accountants, and to review the independent accountants’ opinion on the Fund’s financial statements;

(q)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(r)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(s)	to receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent accountants of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(t)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(u)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

D-4

(v)	to address reports received from the Fund’s independent accountants relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(w)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(x)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(y)	to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors/Trustees and to evaluate the performance of the Audit Committee on an annual basis; and

(z)	to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

        The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

        The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Audit Committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

        Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

D-5

        In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors/Trustees reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors/Trustees reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors/Trustees are not members.

IV. Meetings

        The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and Fund management and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Dated: November 13, 2003

D-6

APPENDIX A

Diversified Income Strategies Portfolio, Inc.

Floating Rate Income Strategies Fund II, Inc.

MuniHoldings Florida Insured Fund

MuniHoldings Fund II, Inc.

MuniHoldings New Jersey Insured Fund, Inc.

MuniHoldings New York Insured Fund, Inc.

MuniVest Fund, Inc.

MuniVest Fund II, Inc.

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Exhibit E

CHARTER OF THE NOMINATING COMMITTEE

ORGANIZATION

        The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

        The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

        In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

E-1

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

        While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

QUORUM

        A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

        After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

MEETINGS

        The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 21, 2004

E-2

Exhibit A

Diversified Income Strategies Portfolio, Inc.

Floating Rate Income Strategies Fund II, Inc.

MuniHoldings Florida Insured Fund

MuniHoldings Fund II, Inc.

MuniHoldings New Jersey Insured Fund, Inc.

MuniHoldings New York Insured Fund, Inc.

MuniVest Fund, Inc.

MuniVest Fund II, Inc.

E-3

COMMON STOCK

MUNIHOLDINGS FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Cynthia A. Montgomery
03) Jean Margo Reid
04) Roscoe S. Suddarth
05) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Ronald W. Forbes
03) Cynthia A. Montgomery
04) Jean Margo Reid
05) Roscoe S. Suddarth
06) Richard R. West
07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Cynthia A. Montgomery
03) Jean Margo Reid
04) Roscoe S. Suddarth
05) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Ronald W. Forbes
03) Cynthia A. Montgomery
04) Jean Margo Reid
05) Roscoe S. Suddarth
06) Richard R. West
07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON SHARES

MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniHoldings Florida Insured Fund (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Shareholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Cynthia A. Montgomery
03) Jean Margo Reid
04) Roscoe S. Suddarth
05) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED SHARES

MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Shares of MuniHoldings Florida Insured Fund (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Shareholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Ronald W. Forbes
03) Cynthia A. Montgomery
04) Jean Margo Reid
05) Roscoe S. Suddarth
06) Richard R. West
07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Cynthia A. Montgomery
03) Jean Margo Reid
04) Roscoe S. Suddarth
05) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Ronald W. Forbes
03) Cynthia A. Montgomery
04) Jean Margo Reid
05) Roscoe S. Suddarth
06) Richard R. West
07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIVEST FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Items 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote Items 1 and 2 as marked, or if not marked, to vote “FOR” Items 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Cynthia A. Montgomery
03) Jean Margo Reid
04) Roscoe S. Suddarth
05) Edward D. Zinbarg

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIVEST FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Items 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote Items 1 and 2 as marked, or if not marked, to vote “FOR” Items 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Ronald W. Forbes
02) Richard R. West

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIVEST FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Items 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote Items 1 and 2 as marked, or if not marked, to vote “FOR” Items 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Cynthia A. Montgomery
03) Jean Margo Reid
04) Roscoe S. Suddarth
05) Edward D. Zinbarg

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIVEST FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Items 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote Items 1 and 2 as marked, or if not marked, to vote “FOR” Items 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Ronald W. Forbes
03) Cynthia A. Montgomery
04) Jean Margo Reid
05) Roscoe S. Suddarth
06) Richard R. West
07) Edward D. Zinbarg

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

FLOATING RATE INCOME STRATEGIES FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Robert C. Doll, Jr. and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Floating Rate Income Strategies Fund II, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005 at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Ronald W. Forbes
03) Cynthia A. Montgomery
04) Jean Margo Reid
05) Roscoe S. Suddarth
06) Richard R. West
07) Edward D. Zinbarg
2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert C. Doll, Jr., Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Diversified Income Strategies Portfolio, Inc. (the “Fund”) held of record by the undersigned on November 30, 2005, at the Annual Meeting of Stockholders of the Fund to be held on January 26, 2006 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

	For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr.
02) Ronald W. Forbes
03) Cynthia A. Montgomery
04) Jean Margo Reid
05) Roscoe S. Suddarth
06) Richard R. West
07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________________________________________

X ________________________________________________________________ Signature

X ________________________________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.